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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Amendment No. 1 to Registration Statement No. 333-67466 of Willis North America Inc. on Form S-8 of our report dated June 25, 2004, appearing in this Annual Report on Form 11-K of Willis North America Inc. Financial Security Partnership Plan for the year ended December 31, 2003.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP


Nashville, Tennessee
June 28, 2004